================================================================================



                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                OCTOBER 31, 2000



































This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.




================================================================================

                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                OCTOBER 31, 2000







CONTENTS:


     Management's Discussion of Performance....................................1

     Report of Independent Auditors............................................7

     Statement of Assets and Liabilities as of October 31, 2000................8

     Statement of Operations for the period ended October 31, 2000.............9

     Statement of Changes in Net Assets for the periods ended
         October 31, 2000 and October 31, 1999................................10

     Schedule of Investments as of October 31, 2000...........................11

     Schedule of Forward Foreign Currency Contracts as of October 31, 2000....20

     Schedule of Securities Sold Short as of October 31, 2000.................21

     Notes to Financial Statements............................................22

     Financial Highlights.....................................................28

                                The Baupost Fund
                          44 Brattle Street, 5th Floor
                                P.O. Box 381288
                         Cambridge, Massachusetts 02238
                              Tel. (617) 497-6680
                               Fax (617) 868-3529



                                                               December 6, 2000



Dear Fund Shareholder,

         We are pleased to report a gain of 22.4% for the fiscal year ended October 31, 2000. This result was achieved amidst a challenging and unusually turbulent market environment.

         Profitable results were achieved across the Fund's portfolio, led by gains in U.S. and Western European equities and arbitrage activities. Our returns were reduced by hedging costs of approximately 2.4%. A breakdown of investment results appears in Table 1 below.


                                     Table 1
                                     -------
                                The Baupost Fund
                                ----------------
       Breakdown of Investment Results for the Year Ended October 31, 2000
       -------------------------------------------------------------------

    U.S. Public Equities                                                10.8%
    Western Europe Public Equities                                       4.1%
    Arbitrage or Spread Trades                                           4.2%
    Other Public Equities                                                3.7%
    Private Equities and Partnerships                                    0.4%
    Performing and Non-Performing Debt                                   1.0%
    Securities in Liquidation                                            1.0%
    Market Hedges                                                       -2.4%
    Interest on Cash Equivalents Less Management Fees and Other         -0.4%
                                                                        -----
    Total Return                                                        22.4%
                                                                        =====

         Clearly, the Internet bubble has burst. Nearly all publicly traded Internet stocks have come up snake-eyes, and there is considerable doubt about whether there is or ever was a "new economy." No longer can you add "dot com" to a word, sell shares to the public, and join the Forbes 400. No longer can entrepreneurs count on investors to fund enormous and protracted operating losses. Although the carnage thus far is extensive, the economic fallout from the end of this speculative mania has yet to be fully felt.

         Many financial excesses remain. A bull market mentality has been indelibly etched on the American consciousness over the past eighteen years, and will not be easily erased. The public maintains its lust for equities; the potential of equities to deliver double-digit returns continues to attract buyers who fail to accurately assess the shrinking probability of such an outcome. The prospect of accepting the apparently mediocre, albeit more certain, return from owning high-grade bonds thus far fails to inspire buyers.

         The fantasy of a near-term Dow 36000, of holding stocks for the long run regardless of valuation, plays well in classrooms, computer models, and editorials. It fares less well in the real world, where earnings disappointments are met with share price demolition, and where corporate managements massage and manipulate results for gullibly compliant investors until the untidy reality inevitably peeks through. Like a couch potato clicking the remote control, real-world growth investors are continually switching their capital from areas of disappointment to areas of perceived opportunity, oddly unaware that all of the channels are showing reruns. Each alluring new area is the "before" photo, each broken growth stock "the after," but no amount of adversity seems to dissuade growth stock investors from the hunt.

         Today's investment herd loves a good story. Last year, the story of rapid growth leading eventually toward profitability topped investors' bestseller lists. Widely portrayed as non-fiction and sometimes masquerading as biography, it turned out to be science fiction. Today, a popular tale involves more elements than growth alone; a good story stock must occupy a compelling and growing business niche, and possess strong market share, an able management, present or foreseeable earnings (or at least cash flow), and results that repeatedly exceed analyst expectations. These factors usually cause a stock to possess a high valuation multiple and an esteemed position in a major market index. Then, in a virtuous circle, this stock market success allows the attraction and retention of able employees through the use of stock options in compensation. Frequently, bookkeeping strings are pulled to manipulate reported results into a steadily rising pattern. The net result is that management and shareholders, for at least a while, become wealthier.

         If Paul Harvey's serialized radio program "The Rest of the Story" were applied to Wall Street, it would describe the sad denouement of many such "story" stocks. The unraveling of the virtuous circle of growth is not pretty, with earnings shortfalls, plunging share prices, employees with under-water options jumping ship, overzealous shareholders receiving margin calls, accounting chicanery exposed, lawsuits filed, and, to come full circle, the final insult of deletion from the relevant major market index.

         At this time, attractive valuation is not considered a good story. A slow growth or no growth company trading at one half or one third of its underlying value attracts no important constituency of investors. I sometimes joke about the new market valuation rules of thumb: stocks that fail to meet earnings expectations all seem to trade at 10 times reduced earnings, while formerly profitable companies that report losses all seem to trade at five dollars per share. Many investors avoid these stocks precisely because others are staying away. Why would those kind of stocks ever go up, they wonder. Even those of us with value investing in our DNA generally prefer situations with catalysts for the realization of underlying value.

         Over time, this will change. At some unknowable future point, the undervaluation of small capitalization stocks lacking exciting growth characteristics will become so gaping that investors will once again be attracted. The point of investing, after all, is not to have a great story to tell; the point of investing is to make money with limited risk. At some point, investors will drop their

Pulitzer prize winning story stocks and revisit their attention on the old classics, stocks that make you money because their undervaluation creates a compelling imbalance between risk and return.

Value Opportunities in Today's Market
-------------------------------------

         Value investors frequently invoke the explanatory device of Mr. Market, a disembodied character who establishes securities prices in the short run despite knowing nothing about investing. A manic fellow, Mr. Market will sometimes become exuberant, other times depressed. Investors who look to Mr. Market for advice will inevitably do the wrong thing at the wrong time. Investors who attempt to profit from Mr. Market's manic depressive nature will be successful over the long run. These days, Mr. Market has run completely amuck, often manifesting manic and depressive behavior at the same time in different securities.

         How should Mr. Market's increasingly volatile behavior influence investors? In our view, investors should, more than ever, act on the assumption that any stock or bond can trade, for a time, at any price. Margin debt (which we do not utilize) should be considered extremely dangerous; investors should never enable Mr. Market's mood swings to result in a margin call which could necessitate forced selling. Investors should prepare themselves for a greater degree of portfolio volatility, because it is impossible to tell how wild Mr. Market's mood swings may become. It is of paramount importance that investors brace themselves for a stern test of their investment will. Avoiding overpriced speculations and maintaining a strict value discipline are more important than ever because the overpricings are so egregious and the bargains so pronounced. Yet the price swings are so severe and swift, and not always in the desired direction, that investors must be braced for mark to market losses. Those sufficiently disciplined and unwavering will be generously rewarded.

         A great many value investors suffered terribly during the Internet stock mania of 1999 and early 2000. In a market dominated by money flows, the stocks of mundane companies were abandoned for those that offered growth, the more explosive the better. These value managers experienced poor performance, resulting in investor outflows, which necessitated additional selling. Although value managers have recently outperformed growth managers, they have only started to narrow the performance gap of the last several years.

         In today's environment, money flows rule, trumping all other factors in determining security prices. From any starting point, money flowing into one category and away from another can wreak havoc with accustomed levels of valuation and can cause egregious mispricings, both too high and too low. Last March, these valuation disparities reached their apogee, as the Nasdaq Composite Index surged above 5,000 while value stocks plummeted. In recent months, outflows from the corporate debt market have resulted in some egregious mispricings; the equity valuations of a number of companies seem detached from any comprehension of the yields available on the debt instruments of the same companies. Money flows, in effect, can render fundamental analysis futile in the short run, even while creating a compelling longer-term opportunity.

         Because Baupost is willing to take a long-term view and to accept, for a portion of our portfolio, the relative illiquidity of small-capitalization stocks, we continue to find significant opportunity in today's equity market. The tremendous undervaluation, extreme volatility and, frequently, limited investor interest in such stocks renders this opportunity particularly compelling.

         Distressed debt has long been one of our favorite areas for investment, in that financial distress often serves as its own catalyst for value realization, usually in the form of a debt restructuring inside or outside of bankruptcy court. We also appreciate the margin of safety inherent in owning senior debt securities during a workout process, where equity receives the residual only after debtholder claims are satisfied.

         Although the distressed debt arena can present compelling opportunity, Baupost hasn't been significantly involved since the early 1990's, when that era's junk bond collapse and economic downturn created an enormous supply of distressed securities that, for a time, swamped the demand. Economic recovery and the reorganization process reduced the supply of distressed securities over time, even as new funds were being raised to invest in the area. For a number of years, attractive distressed debt opportunities were quite scarce. Today, we are again finding opportunities to buy stable, cash-generating assets of overleveraged companies at very substantial discounts to their underlying value through the purchase of senior debt securities. At October 31, we owned material stakes in the debt of 14 different companies, and are in the process of analyzing numerous others.

         As we approach calendar year-end, tax selling and window dressing remain important market forces, exacerbating the price declines of stocks and bonds which have already performed poorly. This mindless selling has created a number of buying opportunities which we are attempting to exploit. Table 2 below depicts our portfolio allocation at fiscal year end.

                                     Table 2
                                     -------
                                The Baupost Fund
                                ----------------
                    Portfolio Allocation at October 31, 2000
                    ----------------------------------------

         Cash                                                      15.7%
         U.S. Public Equities                                      46.7%
         Western Europe Public Equities                             8.9%
         Arbitrage or Spread Trades                                 6.0%
         Other Public Equities                                      1.1%
         Private Equities and Partnerships                          2.1%
         Performing and Non-Performing Debt                        16.2%
         Securities in Liquidation                                  2.8%
         Market Hedges and Other                                    0.5%
                                                                  ------
         Total                                                    100.0%
                                                                  ======

         We believe the values within our current portfolio are extremely compelling and that we are well-positioned for any market environment. We remain grateful for your confidence and support during these challenging and volatile times. Please do not hesitate to contact us if you have any questions or comments.




                                                           Very truly yours,

                                                           /s/ Seth A. Klarman

                                                           Seth A. Klarman
                                                           President

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (1)         1            5          LIFE OF FUND
For Periods Ended 10/31/2000            YEAR         YEAR     (SINCE 12/14/1990)
                                        ----         ----     ------------------
THE BAUPOST FUND                       22.43%       11.55%          13.19%
S&P 500                                 6.09%       21.67%          18.78%
--------------------------------------------------------------------------------

Total return is an historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may be worth more or less than their original cost when redeemed. During some of the periods reported above, an expense cap was in place which had the effect of lowering the Fund's management fee and therefore enhanced the total return of the Fund.




--------------------------------------------------------------------------------
                   GROWTH OF AN ASSUMED $50,000 INVESTMENT(1)
                IN THE BAUPOST FUND FROM 12/14/90 THROUGH 10/31/00
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]


                               THE BAUPOST FUND              S&P 500
                               ----------------              -------
         12/14/90                 $50,000.00               $50,000.00
         10/31/91                 $59,787.28               $61,807.01
         10/31/92                 $65,471.39               $67,963.62
         10/31/93                 $82,134.71               $78,116.01
         10/31/94                 $91,217.43               $81,134.73
         10/31/95                 $98,430.31              $102,587.46
         10/31/96                $120,583.20              $127,306.16
         10/31/97                $153,193.22              $168,186.49
         10/31/98                $128,220.00              $205,175.00
         10/31/99                $138,845.00              $257,840.00
         10/31/00                $169,995.00              $273,545.00





(1) Assumes reinvestment of all dividends.

                  REPORT OF ERNST & YOUNG INDEPENDENT AUDITORS



To the Trustees and Shareholders of
     The Baupost Fund


We have audited the accompanying statement of assets and liabilities of The Baupost Fund (the "Fund"), including the schedule of investments, schedule of forward foreign currency contracts, and schedule of securities sold short, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Baupost Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  ERNST & YOUNG LLP


December 13, 2000
Boston, Massachusetts

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 2000



ASSETS:
         Investments in securities - at value (cost $113,511,854)              $119,299,779
         Cash                                                                       816,811
         Foreign cash (cost $2,214)                                                   2,153
         Receivable for investments sold                                            611,587
         Receivable for investments sold short                                   16,390,783
         Interest and dividends receivable                                          797,020
         Net unrealized appreciation on forward foreign currency contracts          252,805
         Net unrealized appreciation on swaps                                       126,301
         Other assets                                                                15,864
                                                                               ------------
                      Total Assets                                              138,313,103


LIABILITIES:
         Payable for investments purchased                                          982,354
         Payable to The Baupost Group, L.L.C                                        356,994
         Other payables and accrued expenses                                        174,014
         Liability for securities sold short (proceeds $16,295,341)              16,343,810
                                                                               ------------

                      Total Liabilities                                          17,857,172
                                                                               ------------

                            NET ASSETS                                         $120,455,931
                                                                               ============

COMPOSITION OF NET ASSETS:
         Paid in capital                                                       $107,024,380
         Undistributed net investment income                                      3,235,275
         Accumulated net realized gain on investments and foreign
              currency transactions                                               4,119,144
         Net unrealized appreciation on investments and assets and
              liabilities in foreign currencies                                   6,077,132
                                                                               ------------

                            NET ASSETS                                         $120,455,931
                                                                               ============

NET ASSET VALUE:
         Offering and redemption price per share
             ($120,455,931 / 7,818,020 shares)                                 $      15.41
                                                                               ============








                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS

                           YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:

    INCOME:
         Interest                                                               $  3,873,328
         Dividends (net of foreign withholding taxes of $46,744)                   1,184,051
                                                                                ------------
                        Total Income                                               5,057,379

    EXPENSES:
         Investment management fee                                                 1,173,182
         Equity swap contract expense                                                527,134
         Interest expense                                                            470,766
         Investment expenses                                                         336,880
         Administrative fee                                                          293,295
         Custodian fees                                                               91,790
         Legal fees                                                                   74,958
         Audit fees                                                                   42,000
         Trustees' fees                                                               35,280
         Transfer agent fees                                                          21,657
         Registration and filing fees                                                 21,514
         Insurance expense                                                            19,032
         Miscellaneous                                                                 3,990
                                                                                ------------
                        Total Expenses                                             3,111,478

         Waiver of investment management fee                                         (16,926)
                                                                                ------------
                        Total Expenses, Net                                        3,094,552
                                                                                ------------

                              NET INVESTMENT INCOME                                1,962,827

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
         Net realized gain on:
                Investments and equity swap contracts                              5,465,350
                Foreign currency transactions                                      1,751,170
                Short sales                                                           35,026
                                                                                ------------
                                                                                   7,251,546
         Change in unrealized depreciation on:
                Investments and equity swap contracts                             13,859,710
                Foreign currency transactions                                        200,773
                Short sales                                                          (50,838)
                                                                                ------------
                                                                                  14,009,645

                              NET REALIZED AND UNREALIZED
                              GAIN ON INVESTMENTS                                 21,261,191
                                                                                ------------
                              NET INCREASE IN NET ASSETS
                              RESULTING FROM OPERATIONS                         $ 23,224,018
                                                                                ============

                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                    YEAR ENDED                     YEAR ENDED
                                                                 OCTOBER 31, 2000               OCTOBER 31, 1999
                                                                 ----------------               ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income                                         $     1,962,827                $     1,423,388
    Net realized gain on investments and foreign
             currency transactions                                      7,251,546                      5,876,232
    Change in unrealized depreciation on
             investments and foreign currency transactions             14,009,645                      3,607,340
                                                                  ---------------                ---------------
                  NET INCREASE IN NET ASSETS
                     RESULTING FROM OPERATIONS                         23,224,018                     10,906,960

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                         (2,952,563)                    (2,901,043)
                                                                  ---------------                ---------------

                         TOTAL DISTRIBUTIONS                           (2,952,563)                    (2,901,043)

CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                   6,842,771                     11,240,554
    Reinvestment of dividends                                           2,769,217                      2,801,021
    Cost of shares redeemed                                           (33,326,296)                   (32,151,611)
                                                                  ---------------                ---------------

                  NET DECREASE IN NET ASSETS
                     RESULTING FROM SHARE TRANSACTIONS                (23,714,308)                   (18,110,036)
                                                                  ---------------                ---------------

                         TOTAL DECREASE IN NET ASSETS                  (3,442,853)                   (10,104,119)

NET ASSETS AT BEGINNING OF PERIOD                                     123,898,784                    134,002,903
                                                                  ---------------                ---------------

                  NET ASSETS AT END OF PERIOD
                         (including undistributed net
                         investment income of $3,235,275
                         and $2,486,106, respectively)            $   120,455,931                $   123,898,784
                                                                  ===============                ===============


OTHER INFORMATION:
    Shares sold                                                           496,567                        880,382
    Shares issued in reinvestment of dividends                            215,671                        224,441
    Shares redeemed                                                    (2,488,364)                    (2,516,963)
                                                                  ---------------                ---------------

    Net decrease                                                       (1,776,126)                    (1,412,140)
                                                                  ===============                ===============




                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------
COMMON & PREFERRED STOCKS -  63.05%

UNITED STATES  -  54.15 %

                           COMPUTER PERIPHERAL EQUIPMENT -  11.79%

             203,300       SEAGATE TECHNOLOGY INC                                      $      14,205,588 * ~

                           REAL ESTATE INVESTING -  12.30%

             128,300       LNR PROPERTY CORPORATION                                            2,774,488
             938,000       REGENCY EQUITIES CORPORATION                                           18,760 *
               3,784       SECURITY CAPITAL GROUP - CLASS A                                    3,405,600 *
             130,050       SECURITY CAPITAL GROUP - CLASS B                                    2,479,078 *
              57,800       SECURITY CAPITAL US REALTY                                          1,208,020 *
             234,750       SECURITY CAPITAL US REALTY ADR                                      4,929,750 *
                                                                                       ------------------
                                                                                              14,815,696

                           SAVINGS INSTITUTIONS -  9.34%

              58,300       AMERICAN FINANCIAL HOLDINGS                                         1,042,113
               2,500       BERKSHIRE HILLS BANCORP INC                                            36,719 *
                 900       CBCT BANCSHARES INC                                                     9,000 *
                 600       CFS BANCORP INC                                                         6,300
               1,500       EMPIRE FEDERAL BANCORP INC                                             18,375
                 110       FIDELITY BANKSHARES INC                                                 2,117
                 900       FIRST FEDERAL OF OLATHE BANCORP INC                                    14,850 *
             472,800       HUDSON CITY BANCORP INC                                             8,599,050 ~
              21,700       KLAMATH FIRST BANCORP INC                                             257,687
               2,300       LIBERTY BANCORP INC                                                    19,550
              44,000       PORT FINANCIAL CORPORATION                                            726,000 *
              19,800       SOUND FEDERAL BANCORP                                                 173,250
              15,900       WEST ESSEX BANCORP INC                                                183,844
               4,600       WILLOW GROVE BANCORP INC                                               50,025
               9,800       WORONOCO BANCORP INC                                                  113,925
                                                                                       ------------------
                                                                                              11,252,805

                           CHEMICALS -  6.01%

             168,100       OCTEL CORPORATION                                                   2,006,694 *
              61,100       OMNOVA SOLUTIONS INC                                                  343,688
             326,100       SOLUTIA INC                                                         4,157,775
             193,300       W R GRACE & CO                                                        736,956 *
                                                                                       ------------------
                                                                                               7,245,113

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------
                           TELEPHONE COMMUNICATIONS -  2.59%

             113,300       AT&T CORP                                                   $       2,627,144
              19,600       AT&T WIRELESS                                                         488,775 *
                                                                                       ------------------
                                                                                               3,115,919

                           REAL ESTATE INVESTMENT TRUST - 2.29%

               1,000       NATIONAL HEALTH INVESTORS INC                                           6,250
                 400       SENIOR HOUSING PROPERTIES TRUST                                         3,725
             550,450       VENTAS INC                                                          2,752,250
                                                                                       ------------------
                                                                                               2,762,225

                           RETAIL - EATING PLACES -  1.61%

              91,800       IHOP CORPORATION                                                    1,939,275 *

                           ADHESIVES & SEALANTS -  1.39%

              49,500       H B FULLER CO                                                       1,673,719

                           SURETY INSURANCE -  1.05%

             109,200       CNA SURETY CORPORATION                                              1,269,450

                           RAILROAD EQUIPMENT -  0.89%

             105,200       WABTEC CORPORATION                                                  1,065,150

                           PACKAGING - PAPER & LAMINATED -  0.82%

              93,500       PACTIV CORPORATION                                                    981,750 *

                           SINGLE FAMILY HOUSING CONSTRUCTION -  0.77%

             124,400       WALTER INDUSTRIES INC                                                 925,225

                           GOODWILL CLAIMS -   0.38 %

             126,700       CALIFORNIA FEDERAL BANK-CONTINGENT LITIGATION RECOVERY
                           PARTICIPATION INTERESTS                                               253,400 *
              89,600       CALIFORNIA FEDERAL BANK-SECONDARY CONTINGENT
                           LITIGATION RECOVERY PARTICIPATION INTERESTS                            64,400 *
              77,200       COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS                    115,800 *
               2,000       LANDMARK LAND COMPANY INC                                               2,240 *
              13,400       MERITOR SAVINGS BANK                                                   23,048 *
                                                                                       ------------------
                                                                                                 458,888

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------
                           MISCELLANEOUS -  2.92%

              79,200       AMCOL INTERNATIONAL CORPORATION                             $         584,100
              57,800       GENTIVA HEALTH SERVICES INC                                           682,763 *
               3,100       GENZYME SURGICAL PRODUCTS                                              23,153 *
              87,100       GLOBAL-TECH APPLIANCES INC                                            402,838
               3,600       GP STRATEGIES CORPORATION                                              20,025 *
               8,600       HERBALIFE INTERNATIONAL INC - CLASS A                                  72,562
              21,300       HERBALIFE INTERNATIONAL INC - CLASS B                                 171,066
              15,500       HERBALIFE INTERNATIONAL INC - DIVIDEND ENHANCED
                           CONVERTIBLE STOCK TRUST III                                           138,531
               8,200       HOLLINGER INTERNATIONAL INC                                           126,587
              30,200       IVEX PACKAGING CORPORATION                                            296,337 *
                 553       METHODE ELECTRONICS INC                                                20,807
              27,600       OMEGA WORLDWIDE                                                        61,237 *
              93,400       RYERSON TULL INC                                                      700,500
                 471       STRATOS LIGHTWAVE INC                                                  12,452 *
             126,300       WYNDHAM INTERNATIONAL INC                                             205,237 *
                                                                                       ------------------
                                                                                               3,518,195

                           TOTAL COMMON STOCKS - UNITED STATES                         $      65,228,998
                                                                                       ==================
                           (Total Cost $58,036,071)

FRANCE -  3.18%

                           TEXTILES -  2.84%

              61,100       CHARGEURS SA                                                $       3,423,274

                           HOLDING COMPANIES -  0.34%

                 687       SOCIETE EURAFRANCE SA                                                 413,193
                                                                                       ------------------

                           TOTAL COMMON STOCKS - FRANCE                                $       3,836,467
                                                                                       ==================
                           (Total Cost $3,162,188)

CANADA -  3.00%

                           COMMUNICATION SERVICES - 3.00%

             116,700       AT & T CANADA INC                                           $       3,610,406 *
                                                                                       ------------------

                           TOTAL COMMON STOCKS - CANADA                                $       3,610,406
                                                                                       ==================
                           (Total Cost $3,578,087)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------
SWEDEN -  1.17%

                           AIRCRAFT - 0.99%

             175,100       SAAB AB - B                                                 $       1,191,693

                           HOLDING COMPANIES -  0.18%

               8,300       CUSTOS AB                                                             220,137
                                                                                       ------------------
                           TOTAL COMMON STOCKS - SWEDEN                                $       1,411,830
                                                                                       ==================
                           (Total Cost $1,599,773)

GERMANY -  0.57%

                           CHEMICALS -  0.54%

              45,100       K+S AG                                                      $         652,766

                           INDUSTRIAL MACHINERY - 0.03%

               3,163       AGIV AG                                                                29,267
                                                                                       ------------------
                           TOTAL COMMON STOCKS - GERMANY                               $         682,033
                                                                                       ==================
                           (Total Cost $678,034)

RUSSIA -  0.40%

                           ELECTRIC SERVICES -  0.28%

             736,200       KRASNOYARSKENERGO                                           $          23,927 *
             358,110       SAMARAENERGO SPONSORED ADR                                            313,346
                                                                                       ------------------
                                                                                                 337,273
                           OIL & GAS -  0.12%

              11,200       SURGUTNEFTEGAZ PREFERRED SPONSORED ADR                                148,400
                                                                                       ------------------
                           TOTAL COMMON & PREFERRED STOCKS - RUSSIA                    $         485,673
                                                                                       ==================
                           (Total Cost $85,399)

UNITED KINGDOM -  0.29%

                           HOLDING COMPANIES -  0.29%

           1,146,308       BURREN ENERGY PLC                                           $         343,892 * +
                                                                                       ------------------
                           TOTAL COMMON STOCKS - UNITED KINGDOM                        $         343,892
                                                                                       ==================
                           (Total Cost $905,308)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------
POLAND -  0.18%

                           PETROLEUM REFINING -  0.18%

              27,800       POLSKI KONCERN NAFTO-GDR                                    $         215,450 *
                                                                                       ------------------

                           TOTAL COMMON STOCKS - POLAND                                $         215,450
                                                                                       ==================
                           (Total Cost $259,096)

BRAZIL -  0.07%

                           TELEPHONE COMMUNICATIONS -  0.07%

           1,583,900       TELEPAR CELULAR SA COMMON                                   $          88,318 *
                                                                                       ------------------

                           TOTAL COMMON STOCKS - BRAZIL                                $          88,318
                                                                                       ==================
                           (Total Cost $86,605)

BAHAMAS -  0.04%

                           CRUDE PETROLEUM -  0.04%

             170,430       BASIC PETROLEUM INTERNATIONAL LTD UNIT TRUST                $          42,608
                                                                                       ------------------

                           TOTAL COMMON STOCKS - BAHAMAS                               $          42,608
                                                                                       ==================
                           (Total Cost $175,032)

                           TOTAL COMMON & PREFERRED STOCKS                             $      75,945,675
                                                                                       ==================
                           (TOTAL COST $68,565,593)

CORPORATE BONDS -  14.03%

              55,870       BURREN ENERGY PLC 15.00% CONVERTIBLE LOAN NOTES             $          55,870 +
                           7/30/2001
           1,520,000       CKE RESTAURANTS INC 9.125% 5/01/2009                                  866,400
             620,000       FINOVA CAPITAL CORPORATION FRN 8/14/2001                              415,400
              55,000       FINOVA CAPITAL CORPORATION 6.625% 9/15/2001                            36,483
           1,010,000       FINOVA CAPITAL CORPORATION 5.875% 10/15/2001                          666,600
             360,000       FINOVA CAPITAL CORPORATION 6.44% 11/06/2001                           241,200
             115,000       FINOVA CAPITAL CORPORATION 9.125% 2/27/2002                            74,367
             560,000       FINOVA CAPITAL CORPORATION 6.50% 7/28/2002                            358,400
              80,000       FINOVA CAPITAL CORPORATION 6.39% 10/08/2002                            51,200
             470,000       FINOVA CAPITAL CORPORATION 6.25% 11/01/2002                           297,667
             970,000       FINOVA CAPITAL CORPORATION FRN 11/08/2002                             620,800
             310,000       FINOVA CAPITAL CORPORATION 6.55% 11/15/2002                           199,433
             180,000       FINOVA CAPITAL CORPORATION 6.55% 11/18/2002                           115,200

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------
             720,000       FINOVA CAPITAL CORPORATION 6.11% 2/18/2003                  $         446,400
             645,000       FINOVA CAPITAL CORPORATION REVOLVER 5/15/2002                         417,100
             410,000       FINOVA CAPITAL CORPORATION REVOLVER  5/16/2003                        254,200
             125,000       JDN REALTY CORPORATION 6.80% 8/01/2004                                101,250
             205,000       JDN REALTY CORPORATION 6.95% 8/01/2007                                147,600
             300,000       LA QUINTA INNS 7.25% 3/15/2004                                        237,000
             465,000       LA QUINTA INNS 7.40% 9/15/2005                                        348,750
             900,000       LAIDLAW INC 7.875% 4/15/2005                                          279,000 *
           1,340,000       LAIDLAW INC 6.50% 5/01/2005                                           361,800 *
             800,000       LAIDLAW INC 7.65% 5/15/2006                                           216,000 *
             435,000       LAIDLAW INC 6.70% 5/01/2008                                           117,450 *
             155,000       LAIDLAW INC 8.25% 5/15/2023                                            48,050 *
             620,000       LAIDLAW INC 8.75% 4/15/2025                                           192,200 *
             855,000       LAIDLAW INC 6.72% 10/01/2027 PUTABLE 10/01/2007                       230,850 *
             240,000       MEDITRUST 7.51% 9/26/2003                                             187,200
              55,000       MEDITRUST 7.00% 8/15/2007                                              39,050
             115,000       MEDITRUST 7.82% 9/10/2026 PUTABLE 9/10/2003                            94,300
           1,215,000       NATIONAL HEALTH INVESTORS INC 7.30% 7/16/2007                         753,300
             185,000       OMEGA HEALTHCARE INVESTORS 6.95% 6/15/2002                            160,950
             390,000       OMEGA HEALTHCARE INVESTORS 6.95% 8/01/2007                            273,000
              11,000       PIEDMONT MANAGEMENT CONTINGENT INTEREST NOTES 8.00%                     9,744 +
                           6/30/2006
           1,620,000       RITE AID CORPORATION 10.50% 9/15/2002                                 988,200
              60,000       SERVICE CORPORATION INTERNATIONAL 6.30% 3/15/2003                      37,500
             740,000       SERVICE CORPORATION INTERNATIONAL 7.375% 4/15/2004                    455,100
           1,575,000       SERVICE CORPORATION INTERNATIONAL 6.00% 12/15/2005                    866,250
           2,000,000       SERVICE CORPORATION INTERNATIONAL 7.20% 6/01/2006                   1,090,000
              45,000       SERVICE CORPORATION INTERNATIONAL 6.875% 10/01/2007                    24,075
           2,035,000       SERVICE CORPORATION INTERNATIONAL 6.50% 3/15/2008                   1,088,725
           2,670,000       SERVICE CORPORATION INTERNATIONAL 7.70% 4/15/2009                   1,441,800
           2,090,000       STEWART ENTERPRISES 6.40% 5/01/2003                                 1,316,700
           9,343,899       STRUCTURED ASSET SECURITIES CORP 1996-CFL CLASS X2 FRN                140,158
                           2/25/2028
             595,000       TENNECO AUTOMOTIVE INC 11.625% 10/15/2009                             357,000
             430,000       VENCOR OPERATING INC 9.875% 5/01/2005                                  86,000 * <
             135,000       XEROX CORPORATION 6.25% 11/15/2026                                     91,800
                                                                                       ------------------

                           TOTAL CORPORATE BONDS                                       $      16,897,522
                                                                                       ==================
                           (TOTAL COST $16,820,562)

COMPANIES IN LIQUIDATION -  1.61%

               3,150       EHLCO LIQUIDATING TRUST                                     $             630 * +
DEM       15,000,000       MAXWELL COMMUNICATIONS CORPORATION PLC 6.00% 6/15/1993                325,464 * +
CHF        5,500,000       MAXWELL COMMUNICATIONS CORPORATION PLC 5.00% 6/16/1995                153,007 * +
             836,059       MBOP LIQUIDATING TRUST                                                209,015 *

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------
             272,500       TLC-LC INC                                                  $         803,875 *
             589,981       TRUSTOR AB - B                                                        442,862 *
                                                                                       ------------------

                           TOTAL COMPANIES IN LIQUIDATION                              $       1,934,853
                                                                                       ==================
                           (TOTAL COST $1,039,567)

PARTNERSHIPS - 1.45%

                           EMERGING EUROPE FUND II LP                                  $          64,421 +
                           EMERGING EUROPE FUND FOR SUSTAINABLE DEVELOPMENT LP                   435,806 +
                           NCH INVESTORS FUND LP                                                  62,475 +
                           NEW CENTURY CAPITAL PARTNERS II LP                                    351,233 +
                           SIGMA/UKRAINE CLASS C LP                                              202,332 +
                           SIGMA/UKRAINE LP                                                      351,892 +
                           UKRAINIAN GROWTH FUND II LP                                           275,400 +
                                                                                       ------------------

                           TOTAL PARTNERSHIPS                                          $       1,743,559
                                                                                       ==================
                           (TOTAL COST $3,273,054)

CLOSED-END INVESTMENT COMPANIES -  0.29%

              45,782       NIF II                                                      $          22,662 *
              95,192       NIF VIII                                                              165,943 *
              45,782       NIF XII                                                                20,199 *
             214,057       NIF XIII                                                              146,037 *
                                                                                       ------------------

                           TOTAL CLOSED-END INVESTMENT COMPANIES                       $         354,841
                                                                                       ==================
                           (TOTAL COST $989,341)

OPTIONS -  0.78%

                 257       AT&T CORP 17.50 CALL 4/21/2001                              $         173,475
                 257       AT&T CORP 20.00 CALL 4/21/2001                                        128,500
              25,750       AT&T CORP 20.00 CALL 7/20/2001                                        146,260
                 448       GENERAL ELECTRIC COMPANY 50.00 PUT 12/16/2000                          56,000
                 500       GOLD 450 CALLS  04/19/2001                                                  0
                 569       GOLD 550 CALLS  04/05/2001                                                  0
                 569       GOLD 550 CALLS  04/09/2001                                                  0
                 563       GOLD 550 CALLS  07/19/2001                                                  0
                  63       PALM INC 50.00  PUT 11/18/2000                                         16,538
                 138       S&P 500 INDEX 1229.6355 PUT  11/29/2000                                30,941
                  54       S&P 500 INDEX 1181.60 PUT 12/04/2000                                    7,488
                  48       S&P 500 INDEX 1256.725  PUT 1/10/2001                                  45,323
                  74       S&P 500 INDEX 1233.18  PUT  2/05/2001                                  74,074

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------

                  43       S&P 500 INDEX 1359.72  PUT 3/01/2001                        $         144,415
                  43       S&P 500 INDEX 1208.72 PUT  8/30/2001                                  120,855
                                                                                       ------------------

                           TOTAL OPTIONS                                               $         943,869
                                                                                       ==================
                           (TOTAL COST $1,485,840)

WARRANTS -  1.04%

             951,000       GOLDEN STATE BANCORP LITIGATION WARRANTS                    $       1,248,188 *
                           12.00 1/01/2010
              55,870       BURREN ENERGY PLC WARRANTS 4/30/2003                                        0 * +
                                                                                       ------------------

                           TOTAL WARRANTS                                              $       1,248,188
                                                                                       ==================
                           (TOTAL COST $1,827,438)

PURCHASED BANK DEBT & TRADE CLAIMS -  1.26%

           2,453,801       MAXWELL BANK DEBT (BAKER NYE)                               $         122,295 * +
           5,000,000       MAXWELL COMMUNICATIONS BERLITZ OBLIGATIONS                            250,000 * +
             167,868       MAXWELL REVOLVER BANK DEBT (FIRST CHICAGO)                              8,323 * +
             396,015       MAXWELL REVOLVER BANK DEBT (HALCYON II)                                19,636 * +
             943,496       MAXWELL REVOLVER BANK DEBT (HALCYON)                                   46,936 * +
             875,543       MAXWELL REVOLVER BANK DEBT (LAZARD FRERES/C)                           43,382 * +
             264,059       MAXWELL REVOLVER BANK DEBT (MERRILL LYNCH)                             13,093 * +
             823,981       MAXWELL REVOLVER BANK DEBT (SAN PAOLO)                                 40,974 * +
           1,015,000       MAXWELL REVOLVER BANK DEBT (TCC)                                       50,452 * +
             579,133       MAXWELL TERM BANK DEBT (FIRST CHICAGO)                                 28,957 * +
             702,221       MAXWELL TERM BANK DEBT (HALCYON II)                                    35,111 * +
           1,678,704       MAXWELL TERM BANK DEBT (HALCYON)                                       83,935 * +
             426,846       MAXWELL TERM BANK DEBT (LAZARD FRERES/C)                               21,342 * +
             468,269       MAXWELL TERM BANK DEBT (MERRILL LYNCH)                                 23,414 * +
             325,093       MAXWELL TERM BANK DEBT (SAN PAOLO)                                     16,255 * +
           1,806,952       MAXWELL TERM BANK DEBT (TCC)                                           90,348 * +
             149,216       SAFETY-KLEEN REVOLVER                                                  50,733 * + <
             744,934       SAFETY-KLEEN TERM LOAN A                                              253,277 * + <
             516,159       SAFETY-KLEEN TERM LOAN B                                              160,009 * + <
             516,159       SAFETY-KLEEN TERM LOAN C                                              160,009 * + <
                                                                                       ------------------

                           TOTAL PURCHASED BANK DEBT & TRADE CLAIMS                    $       1,518,481
                                                                                       ==================
                           (TOTAL COST $795,692)

TREASURY OBLIGATIONS -  11.53%

           5,000,000       UNITED STATES TREASURY BILL 11/16/2000                      $       4,986,733

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

            NUMBER OF
        SHARES, UNITS OR
           FACE VALUE                                                                     MARKET VALUE
        -----------------                                                              ------------------

           4,000,000       UNITED STATES TREASURY BILL 12/07/2000                      $       3,974,881
           5,000,000       UNITED STATES TREASURY BILL 1/18/2001                               4,932,302
                                                                                       ------------------

                           TOTAL TREASURY OBLIGATIONS                                  $      13,893,916
                                                                                       ==================
                           (TOTAL COST $13,895,892)

INVESTMENTS IN MONEY MARKET FUNDS - 4.00%

           4,818,875       GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS - TREASURY        $       4,818,875
                           INSTRUMENTS PORTFOLIO
                                                                                       ------------------

                           TOTAL INVESTMENTS IN MONEY MARKET FUNDS                     $       4,818,875
                                                                                       ==================
                           (TOTAL COST $4,818,875)

                           TOTAL INVESTMENTS -  99.04%                                 $     119,299,779
                                                                                       ==================
                           (TOTAL COST $113,511,854)


                         * Non-income producing securities.
                         + Restricted securities - See note C.
                         ~ A portion of the security is serving as collateral or
                           is segregated for securities sold short.
                         < In bankruptcy.

                            Foreign Currency Abbreviations
                            ------------------------------
                       CHF  Swiss Franc
                       DEM  German Deutschemark


                           The percentage shown for each investment category is the total value of that category expressed as a  percentage of total net assets of the Fund.

                       See notes to financial statements.

                                THE BAUPOST FUND
                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                                OCTOBER 31, 2000

                                                                                        MARKET             UNREALIZED
           CONTRACTS TO SELL                                                             VALUE             GAIN/(LOSS)
                                                                                    ----------------    ----------------
BPS                  32,110       BRITISH POUND STERLING DUE 11/22/2000             $        46,543     $         1,325
                                  (Receivable Amount $47,868)

CAD               5,108,783       CANADIAN DOLLAR DUE 11/09/2000                          3,353,430              92,383
                                  (Receivable Amount $3,445,813)

CHF                 165,000       SWISS FRANC DUE 11/22/2000                                 91,794               4,847
                                  (Receivable Amount $96,641)

EUR               1,032,169       EURO DUE 11/08/2000                                       877,014              64,923
                                  (Receivable Amount $941,937)

EUR                 230,081       EURO DUE 11/22/2000                                       195,627              14,088
                                  (Receivable Amount $209,715)

EUR               2,865,842       EURO DUE 1/31/2001                                      2,441,898             (21,121)
                                  (Receivable Amount $2,420,777)

PLN               3,803,523       POLISH ZLOTY DUE 1/10/2001                                799,060              34,498
                                  (Receivable Amount $833,558)

SEK              13,395,150       SWEDISH KRONA DUE 12/07/2000                            1,343,544              81,380
                                  (Receivable Amount $1,424,924)

SEK               1,537,575       SWEDISH KRONA DUE 1/05/2001                               154,485               6,332
                                  (Receivable Amount $160,817)

SEK               4,129,867       SWEDISH KRONA DUE 1/10/2001                               415,789               6,725
                                                                                    ----------------    ----------------
                                  (Receivable Amount $422,514)

                                  TOTAL CONTRACTS TO SELL                           $     9,719,184     $       285,380
                                                                                    ================    ----------------
                                  (Receivable Amount $10,004,564)

        CONTRACTS TO BUY

EUR                 841,491       EURO DUE 11/08/2000                               $       714,998     $       (19,097)
                                  (Payable Amount $734,095)

PLN               1,853,356       POLISH ZLOTY DUE 1/10/2001                                389,360             (14,497)
                                  (Payable Amount $403,857)

SEK               1,488,350       SWEDISH KRONA DUE 12/07/2000                              149,283                 915
                                  (Payable Amount $148,368)

SEK                 188,825       SWEDISH KRONA DUE 1/05/2001                                18,972                 104
                                                                                    ----------------    ----------------
                                  (Payable Amount $18,868)

                                  TOTAL CONTRACTS TO BUY                            $     1,272,613     $       (32,575)
                                                                                    ================    ----------------
                                  (Payable Amount $1,305,188)
                                                                                                        $       252,805
                                                                                                        ================

                       See notes to financial statements.

                                THE BAUPOST FUND
                        SCHEDULE OF SECURITIES SOLD SHORT
                                OCTOBER 31, 2000


      PAR VALUE
      OR SHARES                                                                         MARKET VALUE
----------------------                                                                ----------------
COMMON STOCK - 12.76%

               16,400       ARCHSTONE COMMUNITIES TRUST                               $       386,425
                3,100       ASSICURAZIONI GENERALI                                            101,974
               64,920       AT&T WIRELESS GROUP                                             1,618,943
               17,100       CARRAMERICA REALTY GROUP                                          505,519
                1,301       STRATOS LIGHTWAVE INC                                              34,395
                4,150       SVENSKA CELLULOSA AB (SCA) - CLASS B                               85,147
               13,938       TELECOM ITALIA SPA ORDINARY                                       161,506
               88,468       VERITAS SOFTWARE CORPORATION                                   12,475,371
                                                                                      ----------------

                            TOTAL COMMON STOCKS SOLD SHORT                            $    15,369,280
                                                                                      ================
                            (Total Proceeds $14,875,495)

CORPORATE BONDS - 0.81%

              410,000       DANA CORPORATION 6.50% 3/01/2009                          $       341,530
            1,055,000       TENNECO AUTOMOTIVE INC 11.625% 10/15/2009                         633,000
                                                                                      ----------------

                            TOTAL CORPORATE BONDS SOLD SHORT                          $       974,530
                                                                                      ================
                            (Total Proceeds $1,419,846)

                            TOTAL SECURITIES SOLD SHORT                               $    16,343,810
                                                                                      ================
                            (Total Proceeds $16,295,341)


                The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the "Fund") was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities (other than certain foreign securities), options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sale price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration), the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the ask price instead of the bid price. Securities traded in foreign markets are valued at their current market value, which, depending on local custom, may or may not be the last quoted sale price (or the closing bid price).

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in some cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, L.L.C. ("Baupost") in accordance with procedures adopted by the Trustees of the Fund.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the valuation date. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. For financial statement purposes, gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses, and gains and losses attributable to foreign exchange rate movements on income and expenses are recorded as foreign currency transaction

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign exchange rates is not separately disclosed.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date, except income on certain foreign dividends, where the ex-dividend date may have passed, is recorded as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received, in which case interest is recorded when received.

SECURITIES SOLD SHORT: The Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at the then current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short exposure.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

FUTURES CONTRACTS: The Fund may enter into index futures contracts for non-hedging purposes and in order to hedge against the effects of fluctuations in market conditions. The potential risk to the Fund is that the change in value of the futures contracts may not correspond to the change in value of the securities held by the Fund in those markets. In addition, for non-listed futures contracts, losses may arise if there is an illiquid secondary market for the contracts or if the counterparty to the contracts is unable to perform. At the time the Fund enters into a futures contract, it is required to deposit with its broker cash or U.S. government securities as collateral, calculated on a per contract basis. Subsequent payments to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. Daily adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses. When the contracts are closed, the Fund recognizes a gain or loss. During fiscal year 2000, the Fund did not enter into any futures contracts.

EQUITY SWAP CONTRACTS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other. At the time the Fund enters into an equity swap contract, it may be required to deposit collateral, cash or Treasury bills with its broker.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. The loss incurred by the failure of a counterparty could include the collateral, in certain circumstances, if there is no required segregation of cash collateral from other assets. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.

The Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contract is recorded as swap interest income or expense. The fluctuation in the market value of the underlying security is recorded as unrealized appreciation or depreciation on investments. When the contracts are closed, the Fund recognizes a gain or loss.

At October 31, 2000, the Fund had outstanding equity swap contracts with the following terms:

    SWAP                  NOTIONAL AMT.     TERMINATION      UNDERLYING                              PAYMENTS BY/
COUNTERPARTY              LONG/(SHORT)         DATES           SHARES       UNDERLYING EQUITY       (RECEIPTS TO) THE FUND
------------              ------------         -----           ------       -----------------       ----------------------
Warburg Dillon Read       $  2,944,819        7/13/2001 -      496,840      Telecom Italia SpA      One Week LIBOR
                                              8/20/2001                     Savings                 Plus .50% on Notional

Warburg Dillon Read      ($  1,482,208)      12/28/2000 -     (112,626)     Telecom Italia SpA      One Week LIBOR
                                              1/15/2001                                             Less 1.35% - 1.375% on Notional

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amounts owed to the Fund under each such repurchase agreement.

OPTIONS: The Fund may either write or purchase call and put options for both hedging and non-hedging activities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Also, for non-listed options, the Fund bears the risk of loss of premium and market value should the counterparty not perform under the contract. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000




NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

index and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option.

STOCK LENDING: The Fund may lend securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by cash or securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives a fee for lending its securities and also continues to earn income on the securities loaned. At October 31, 2000, the Fund had no securities on loan.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is not subject to federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 2000, there were reclassifications between undistributed net investment income, accumulated net realized gain on investments and paid in capital due to differences between book and tax accounting for passive foreign investment companies, foreign currency transactions, market discount on bonds and shareholder distributions. This change had no effect on net assets nor on net asset value per share. The Fund utilizes earnings and profits distributed to shareholders upon redemption of shares as a part of the dividends paid deduction for income tax purposes.

NOTE B - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2000 aggregated $198,256,000 and $216,524,000, respectively.

For federal income tax purposes, the identified cost of investments at October 31, 2000 was $114,127,887. Unrealized appreciation/(depreciation), on a federal income tax basis, for all securities was as follows:

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

NOTE B - INVESTMENT TRANSACTIONS - CONTINUED
                                                           October 31, 2000
                                                           ----------------
Gross unrealized appreciation                                $ 14,441,866
Gross unrealized depreciation                                  (9,269,974)
                                                             ------------
Net unrealized appreciation                                  $  5,171,892
                                                             ============

NOTE C - RESTRICTED SECURITIES

At October 31, 2000, the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:

                                                                                        Value at      Acquisition
                                                                          Cost      October 31, 2000      Date
                                                                       ----------      ----------      ----------
Purchased Bank Debt & Trade Claims:
-----------------------------------
Maxwell Bank Debt                                                      $        0      $  894,453      11/22/1993
Safety-Kleen Bank Debt                                                    795,692         624,028      04/06/2000

Corporate Bonds:
----------------
Burren Energy PLC 15.00% Convertible Loan Notes due 7/30/2001              55,870          55,870      03/31/2000
Piedmont Management Contingent Interest Notes 8.00% due 6/30/2006           9,744           9,744      12/21/1995

Partnerships:
-------------
Emerging Europe Fund II LP                                                 68,852          64,421      12/08/1997
Emerging Europe Fund for Sustainable Development LP                       284,660         435,806      02/25/1997
NCH Investors Fund LP                                                     585,201          62,475      12/18/1995
New Century Capital Partners II LP                                        744,400         351,233      11/30/1995
Sigma/Ukraine Class C LP                                                  404,663         202,332      11/27/1996
Sigma/Ukraine LP                                                          625,390         351,892      05/14/1996
Ukrainian Growth Fund II LP                                               559,888         275,400      03/31/1997

Common Stock:
-------------
Burren Energy PLC                                                         905,308         343,892      04/14/1998

Warrants:
---------
Burren Energy PLC Warrants 4/30/2003                                            0               0      03/31/2000

Companies in Liquidation:
-------------------------
Ehlco Liquidating Trust                                                         0             630      01/30/1989
Maxwell Communications Corporation PLC 6.00% 6/15/1993                          0         325,464      09/14/1994
Maxwell Communications Corporation PLC 5.00% 6/16/1995                          0         153,007      09/16/1994
                                                                       ----------      ----------
TOTAL RESTRICTED SECURITIES  (3.45% of Net Assets)                     $5,039,668      $4,150,647
                                                                       ==========      ==========

The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000




NOTE D - INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and members of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1.00% of the Fund's average net assets and an administrative fee at an annual rate of 0.25% of the Fund's average net assets to serve as investment adviser and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS




                                                                                  YEAR ENDED OCTOBER 31
                                                          ------------------------------------------------------------------
                                                             2000          1999          1998          1997          1996
                                                          ----------    ----------    ----------    ----------    ----------

SELECTED PER SHARE DATA
Net Asset Value, beginning of period                      $    12.91    $    12.18    $    17.09    $    15.38    $    13.47
                                                          ----------    ----------    ----------    ----------    ----------
Income/(loss) from investment operations
   Net investment income                                        0.26          0.14          0.55          0.30          0.41
   Net realized and unrealized gain/(loss)                      2.57          0.86         (2.83)         3.47          2.43
                                                          ----------    ----------    ----------    ----------    ----------
Total from investment operations                                2.83          1.00         (2.28)         3.77          2.84
                                                          ----------    ----------    ----------    ----------    ----------
Less distributions
   From net investment income                                   0.33          0.27          0.58          0.40          0.28
   From net realized gain                                        --            --           2.05          1.66          0.65
                                                          ----------    ----------    ----------    ----------    ----------
   Total distributions                                          0.33          0.27          2.63          2.06          0.93
                                                          ----------    ----------    ----------    ----------    ----------
Net Asset Value, end of period                            $    15.41    $    12.91    $    12.18    $    17.09    $    15.38
                                                          ==========    ==========    ==========    ==========    ==========
Total Return                                                   22.43%         8.29%       (16.30%)       27.04%        22.51%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $  120,456    $  123,899    $  134,003    $  152,958    $  108,788
Ratio of net expenses to average net assets                     2.64%(a)      2.00%         2.12%         2.14%(a)      1.50%
Ratio of total expenses excluding waiver of
   management fee to average net assets                         2.65%(a)      2.00%         2.19%         2.14%(a)      1.50%
Ratio of net investment income to average
   net assets                                                   1.67%         1.08%         2.98%         1.45%         2.27%
Ratio of net investment income excluding
   waiver of management fee to average net assets               1.66%         1.08%         2.91%         1.45%         2.27%
Portfolio turnover rate                                          248%          149%          129%          140%          120%




(a) The change in expense ratios from the prior year is primarily due to an increase in equity swap contract expense.